SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 14, 2002

INNKEEPERS USA TRUST
(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way
Palm Beach, Florida 33480
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 835-1800

Item 9. Regulation FD Disclosure

On August 14, 2002, the registrant filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Report”) accompanied by the certifications of Jeffrey H. Fisher, the registrant’s chief executive officer, and David Bulger, the registrant’s chief financial officer, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Mr. Bulger’s certification shall not be deemed to cover any financial statements included in the Report with respect to Innkeepers Hospitality, which is not a co-issuer of the securities of the registrant.

Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST (Registrant)

By:	/S/ GREGORY M. FAY
Gregory M. Fay Chief Accounting Officer

Date: August 14, 2002

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EXHIBIT INDEX

Exhibit	Description

99.1
Certification of Jeffrey H. Fisher, Chief Executive Officer of Innkeepers USA Trust, pursuant to
18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated August 14, 2002

99.2
Certification of David Bulger, Chief Financial Officer of Innkeepers USA Trust, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated August 14, 2002

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